DNB Financial Corporation

For further information, please contact:
Gerald F. Sopp
CFO/ Executive Vice President
484-359-3138
IMMEDIATE RELEASE
gsopp@dnbfirst.com	(DNBF – OTC Bulletin Board)

DNB Financial Corporation
Declares Quarterly Dividend at Reduced Level

(December 17, 2008-- Downingtown, PA)  The Board of Directors of DNB Financial Corporation, parent of DNB First, N.A., have declared a cash dividend of $0.065 per share for the fourth quarter of 2008 to shareholders of record on December 29, 2008.  The cash dividend will be paid on January 7, 2009.

“We believe that reducing the dividend level on the common stock is prudent and in the best interests of our shareholders,” said William S. Latoff, Chairman and Chief Executive Officer.  “Along with continuing to reduce costs, adjusting the dividend is an important part of our strategy to maintain the strength of our balance sheet and to provide financial flexibility. We expect that taking this step will help us preserve capital and cash reserves at strong levels during these uncertain times.”

DNB First, National Association, a wholly owned subsidiary of DNB Financial Corporation, a $551 million community bank headquartered in Chester County, Pennsylvania, is the oldest independent bank in Chester County with eleven full service offices and two limited service offices in Chester and Delaware Counties. In addition to a broad array of consumer banking products, DNB offers commercial and construction lending, commercial leasing, cash management, brokerage and insurance through DNB Financial Services, and trust services through DNB Advisors. For more information, go to www.dnbfirst.com.

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include financial and other projections as well as statements regarding DNB’s future plans, objectives, performance, revenues, growth, profits, operating expenses or DNB’s underlying assumptions. The words “may”, “would”, “could”, “will”, “likely”, “expect,” “anticipate,” “intend”, “estimate”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that DNB’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks, uncertainties.   A number of factors, many of which are beyond DNB's control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital; the impact of economic conditions on our business; changes in banking regulation and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; our ability to attract and retain key personnel; competition in our marketplace; and other factors as described in our securities filings.  All forward-looking statements and information made herein are based on our current expectations as of the date hereof and speak only as of the date they are made.  DNB does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.

4 Brandywine Avenue • Downingtown, PA 19335-0904 • (610) 269-1040